CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Fred M. Powell, Chief Financial Officer of Beijing Med-Pharm Corporation (the “Company”), hereby certify that:

(1) The Company’s annual report on Form 10-K for the fiscal year ended December 31, 2004 (the “Form 10-K”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 31, 2006	FRED M. POWELL
Fred M. Powell
Chief Financial Officer